LICENSE AND RESEARCH AGREEMENT

This License and Research Agreement (the “Agreement”) is entered into as of July 12, 2004 (the “Effective Date”) by and between BIO-RAP Technologies Ltd. an Israeli corporation, located at 1 Efron Street, Haifa, Israel (“BIORAP”) on its own behalf and on behalf of the Rappaport Family Institute for Research in the Medical Sciences (“RI”); and HaptoGuard, Inc, a Delaware corporation, located at the offices of EITAN, PEARL, LATZER & COHEN ZEDEK LLP, 10 Rockefeller Plaza, Suite 1001, New York, NY 10020 (“HAPTOGUARD”).

Recitals

Whereas, RI owns the Basic Technology (as defined below); and

Whereas, HaptoGuard is a biopharmaceutical company that is interested in developing and commercializing the Basic Technology and is interested in having; the Principal Investigator (as defined below) conduct the Research Program (as defined below) to further develop the Basic Technology; and

Whereas, BIORAP is a company authorized on behalf of RI to engage in the commercial exploitation of the Basic Technology (as defined below) and to administer the Research Program and to commercialize the results;

Now Therefore, in consideration of the foregoing and the covenants and premises contained in this Agreement, the parties agree as follows:

1.	Definitions

The following capitalized terms shall have the meanings indicated for purposes of this Agreement.

1.1 “Affiliate” shall mean, as to any person or entity, any other person or entity which directly or indirectly controls, is controlled by, or is under common control with such person or entity. For purposes of this definition, “control” shall mean the possession (directly or indirectly) of power to effectively direct or cause the direction of the management or policies of such person or entity, and shall include, without limitation, the holding, directly or indirectly, of more than 50% (fifty percent) of the issued share capital or of the voting power of the relevant entity or the holding, directly or indirectly, of a right to appoint more than 50% (fifty percent) of the directors of such entity or of a right to appoint the chief executive officer of such entity.

1.2 “Automated Diagnostic Field” shall mean the [***************************************************
*******************************************************************************************************
*******************************************************************************************************
****************].

1.3 “Basic Technology” shall mean the Know-How conceived and developed by the Principal Investigator in the course of research conducted at RI in the field prior to the Effective Date.

1.4 “Confidential Information” shall mean any information relating to any research project, work in process, future development, scientific, engineering, manufacturing, marketing, business plan, financial or personnel matter relating to either party or RI, its present or future products, sales, suppliers, customers, employees, consultants, agents, sub-contractors, investors or business, or any other information of confidential or proprietary nature, whether in oral, visual, written, graphic or electronic form.

1.5 “Control” shall mean owns or has possession of with the ability to grant a license without violating the terms of any agreement or other arrangement with any Third Party.

1.6 “Disclosing Party” shall have the meaning provided in Section 6.1.

1.7 “Diagnostic Genetic Product” means any product for diagnostic use [*********************************
*********************************************************************************].

1.8 “Diagnostic Non-Genetic Product” means any product for diagnostic use [*****************************
*****************************************************************].

1.9 “Field” shall mean testing and/or measurement for diagnostic or predictive purposes in vascular or cardiac diseases, including, without limitation, the Automated Diagnostic Field and the Diagnostic Genetic Product, and/or the therapeutic treatment of vascular or cardiac diseases.

1.10 “First Commercial Sale” shall mean, with respect to any Licensed Product, the first sale on a commercial basis, in an arm’s length transaction for end use or consumption of such Licensed Product in a country after the governing health regulatory authority of such country has granted regulatory approval of such Licensed Product, to the extent such regulatory approval is required in such country, and, if regulatory approval is not required for the marketing and/or sale thereof, the First Commercial Sale of such Licensed Product in such country shall be deemed to have occurred upon the first sale of a Product, except for testing or as samples.

1.11 “Know-How” shall mean know-how, information, knowledge, trade secrets, inventions, data, processes, techniques, procedures, compositions, materials, devices, methods, animal models, formulas, protocols and information in the Field.

1.12 “Licensed Materials” shall mean [***********************************************************
************************************************************************].

1.13 “Licensed Patents” shall mean all Patents which are Controlled by BIORAP as of the Effective Date, or filed by HaptoGuard in respect of the Research Technology in accordance with Section 53. The Licensed Patents as of the Effective Date are listed on Exhibit A.

1.14 “Licensed Product” shall mean any product and/or service, which is covered by, or falls within the scope of, or is produced or manufactured or rendered (as the case may be) using a process or method covered by, or falling within the scope of, any Valid Claim of the Licensed Patents.

1.15 “Licensed Technology” shall mean the Basic Technology, Licensed Materials Licensed Patents and the Research Technology.

1.16 “Net Sales” shall mean the amounts collected by HaptoGuard and its Affiliates and Sublicensees from Third Parties for sales of any Licensed Product, less, to the extent actually paid for, or credited to such Third Parties:

(i) trade, quantity and cash discounts and rebates actually allowed or given;

(ii) sales, excise, turnover, value-added, and similar taxes on the sale of the Licensed Product, and import and customs duties; and

(iii) shipping and insurance charges, postage, and freight out invoiced separately and actually paid by the customer.

Sales of Product by and between HaptoGuard and its Affiliates and Sublicensees are not sales to Third Parties, grid shall be excluded from Net Sales calculations for all purposes. Sales of Product for use in conducting clinical trials of Product in a country in order to obtain the Regulatory Approval of Product in such country shall be excluded from Net Sales calculations for all purposes. If a Licensed Product is sold or provided as part of a system, package, or combination product or service that contains one or more other active ingredients, or other parts that could be sold separately (each, a “Combination Product”), Net Sales shall be calculated by multiplying the Net Sales from the sale of Combination Products by the fraction A/B; where “A” is the fair market value of the Licensed Product when, supplied or priced separately and “B” is the fair market value of the Combination Product. In the event that no market price is available for the Licensed Product when supplied or priced separately, fair market value shall be determined in good faith by HaptoGuard and BIORAP.

Notwithstanding the foregoing, if any Diagnostic Non-Genetic Product contains peptides/ligand/antibodies which bind to and are intended to detect more than one target, then for purposes of the calculation above, Net Sales of such Diagnostic Nora-Genetic Product shall be multiplied by the quotient of (A) one (1), divided by (B) the total number of such targets (including the Target) that are, in each case, detected by such Diagnostic Non-Genetic Product in order to get FDA approval, to increase the market size of the Diagnostic Non-Genetic Product, to increase the reimbursement amounts for the product or to otherwise assist in commercializing such Product. For purposes of the foregoing calculation, in no event will the value represented by clause (B) above exceed four (4).

1.17 “Non-Automated Diagnostic Field” shall mean the [****************************************
*******************************************************************************************************
*******************************************************************************************************
***********************************].

1.18 “Patents” shall mean (a) patents and patent applications, and (b) any and all corresponding foreign patents and patent applications, whether now existing or hereafter filed, (c) provisionals, substitutions, divisionals, reexaminations, reissues, renewals, extensions, term restorations, continuations, continuations-in-part, substitute applications and inventors’ certificates, arising from, or based upon, any of such patents or patent applications, and (d) patents issuing from any such patent applications.

1.19 “Principal Investigator” shall mean Dr. Andrew Levy.

1.20 “Receipts” shall mean any consideration whatsoever nature, in cash, or in kind based on fair market value, paid to HaptoGuard and an Affiliate from a Sublicense of the Licensed Technology for utilization in the Automated Diagnostic Field and/or Non Automated Diagnostic Field, and/or Net Sales from the sale of Diagnostic Genetic Products and Diagnostic Non-Genetic Products. “Receipts” shall not include payments received for bone fide research and development and clinical programs conducted by HaptoGuard or an Affiliate. Notwithstanding the foregoing, if such consideration is paid within the framework of a larger transaction encompassing payment for assets or intellectual property other than the Licensed Technology, Receipts shall encompass only that portion of the consideration that can be attributed to the Sublicense of the Licensed Technology for utilization in the Automated Diagnostic Field and/or Non Automated Diagnostic Field, and/or the sale of Diagnostic Genetic Products and Diagnostic Non-Genetic Products. If BIORAP shall dispute the portion of the Receipts to be paid by HaptoGuard, BIORAP shall forward to HaptoGuard within [*********

***] of BIORAP receiving such Receipt a written notice detailing the basis and foundation of the dispute (the “Receipt Notice”). After the end of the [*******************], BIORAP looses the right to contest or dispute the Receipt received. If BIORAP provides Receipt Notice, then the Parties shall designate an agreed assessor, who shall determine the amount of the Receipts under this Agreement to be paid. If the Parties fail to designate such assessor within [******

*******] of BIORAP’s Receipt Notice then the assessor shall be designated by the President of the Israel GPA Association at the request of either Party. The Parties shall provide the assessor with written evidence and the basis for each other’s position. The Parties shall exchange such evidence in order to give each Party the opportunity to dispute the evidence of the other Party. The determination of the agreed assessor shall be final and binding on the Parties. Such an assessor, shall, in making such determination, act as an expert and not an arbitrator. In the event, the assessor determines that the amount of Receipts to be paid by HaptoGuard is greater than [***] of the actual amount of Receipts paid, then the reasonable costs of the agreed assessor shall be paid by HaptoGuard.

1.21 “Receiving Party” shall have the meaning provided in Section 6.1.

1.22 “Regulatory Approval” shall mean the satisfaction of any applicable regulatory registration and notification requirements (if any) for the testing, production, marketing, distribution and sale of any Licensed Product in any country.

1.23 “Research Field” shall mean research in the Field conducted in the laboratory of the Principle Investigator in accordance with the Research Plan.

1.24 “Research Plan” shall mean the plan for conducting the Research Program attached hereto as Exhibit B, as may be amended from time to time in accordance with Section 2.1.

1.25 “Research Program” shall mean the program for research by the Principal Investigator and his team in the Research Field, to be conducted at RI during the Research Term in accordance with the Research Plan.

1.26 “Research Technology” shall mean (a) all Know-How conceived or reduced to practice or generated by or on behalf of RI in the course of the research conducted under the Research Program; b) materials or compositions generated by or resulting from the Research Program; and (c) any Patents and other intellectual property rights on or in the foregoing.

1.27 “Research Term” shall mean the four (4) year period following the Effective Date, which may be extended for an additional one (1) year period by written agreement of the parties entered into before the end of the period to be extended.

1.28 “Royalty Term” shall mean, with respect to each country in which Licensed Product is sold, on a product-by-product basis, that time period beginning on the First Commercial Sale of such Licensed Product in such country and expiring, on a country-by-country basis, on the later of (i) the expiration in such country of the last-to-expire Licensed Patent with a Valid Claim or (ii) the date of expiry of 15 (fifteen) years commencing on the date of First Commercial Sale of such Licensed Product in such country.

1.29 “Sublicense” means any right granted, license given, or agreement entered into, by HaptoGuard or any Affiliate thereof to or with any Third Party, permitting any use of the Licensed Technology (or any part thereof) for the development, use, manufacture, sale and/or offer for sale of any Licensed Products.

1.30 “Sublicensee” shall mean any Third Party to which HaptoGuard or its Affiliate has granted a Sublicense.

1.31 “Term” shall have the meaning provided in Section 8.1.

1.32 “Therapeutic Product” shall mean any Licensed Product for the treatment in the Field as disclosed in the Licensed Patents and covered by a Valid Claim.

1.33 “Third Party” shall mean any entity other than BIORAP or HaptoGuard or are Affiliate of BIORAP or HaptoGuard.

1.34 “Valid Claim” shall mean a claim of an issued patent included within the Licensed Patents, which claim has not lapsed, been cancelled or become abandoned irrevocably and has not been declared invalid or unenforceable by an unreversed and unappealable decision or judgment of a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

2.	Research Program

2.1 Conduct; Supervision. During the Research Term, the Principle investigator, through BIORAP, shall conduct the Research Program at RI in accordance with the Research Plan and this Agreement. Any amendment or revisions to the Research Plan shall be in writing and shall require approval of the Principle Investigator, BIORAP and HaptoGuard. Principle Investigator shall regularly inform the parties of any Research Technology discovered under the Research Program.

2.2 BIORAP does not warrant that the Principal Investigator will continue to be engaged by it and/or by RI during the entire Research Term. BIORAP undertakes, prior to or upon the termination of employment of the Principal Investigator with BIORAP or RI, to use reasonable efforts to employ person/s with the same expertise and experience in the Research Field to replace him. BIORAP shall only be obligated to return, subject to any set-off, unexpended and uncommitted funds, in the event that the Research Program is terminated prior to the end of the Research Term.

2.3 BioRap does not warrant any particular result from the Research Program or that the Research Plan will be completed by the end of the Research Term.

3.	License; Disclosure of Licensed Know-How

3.1 License Grant. Subject to the rights and licenses which BIORAP has granted or may grant pursuant to Sections 3.2 - 3.5, and the terms and conditions of this Agreement, BIORAP hereby grants to HaptoGuard and its Affiliates during the Term, an exclusive, worldwide, royalty bearing license, with the right to sublicense, under the Licensed Technology to research, develop, make, have made, use, sell, offer for sale, have sold and import Licensed Products in the Field.

3.2 BIORAP retains the right to grant Biosite, Inc., a Delaware Corporation, having a place of business at 11030 Roselle Street, San Diego. California 92121 (hereinafter “Biosite”), an exclusive worldwide license to the Licensed Patents and Basic Technology to research, develop, make, have made, use, sell, offer for sale, have sold and import Diagnostic Non-Genetic Product in the Non-Automated Diagnostic Field.

3.3 BIORAP retains the right to grant Biosite, a non-exclusive worldwide license to the Licensed Patents and Basic Technology to research, develop, make, have made, use, sell, offer for sale, have sold and import Diagnostic Non-Genetic Product in the Automated Diagnostic Field.

3.4 BIORAP has granted ARUP Laboratories Inc., a Utah Corporation, having a place of business at 500 Chipeta Way, Salt Lake City, UT 84108 USA (hereinafter “ARUP”), an non-exclusive license to the Licensed Patents and Basic Technology to research, develop, make, have made, use, sell, offer for sale, have sold and import Diagnostic Genetic Product in the Non-Automated Diagnostic Field.

3.5 Notwithstanding Section 3.1, RI shall have the right to use the Licensed Technology for academic non-commercial research purposes in the Field. RI shall be free to use the Licensed Technology for any purpose outside the Field.

3.6 Sublicenses. In the event that HaptoGuard sublicenses any of its rights to the Licensed Technology to a Sublicensee pursuant to Section 3.1, such Sublicense shall include terms and conditions consistent with the terms and conditions of the license granted under this Agreement. Sublicenses, if any, granted hereunder, will be to Third Parities in an arm’s length transaction under written agreements, copies of which and of any amendments thereof will be provided to BIORAP, and conditioned on (i) such Sublicensees’ agreement to accept and abide with the terms and obligations of this Agreement; (ii) HaptoGuard being in compliance with its payment obligations hereunder at the time such Sublicense is granted; (iii) HaptoGuard remaining responsible to BioRap for the adherence of each of its Sublicensees with the terms and obligations of this Agreement; (iv) the Sublicense automatically expiring on the termination of the license for any reason; (v) any act or omission by such Sublicensee, which would constitute a breach of this Agreement by HaptoGuard, had it been an act or omission of HaptoGuard, constituting a breach of the Sublicense entitling HaptoGuard to terminate the Sublicense, and HaptoGuard hereby undertakes to notify BIORAP forthwith upon being informed of such breach and, at the request of BIORAP, to exercise such right of termination, unless the breach is cured by the Sublicensee or HaptoGuard within any cure period provided for in any Sublicense; and (vi) the Sublicense not being assignable, otherwise transferable or further sublicenseable, other than with BIORAP’s prior written consent, which consent shall not be unreasonably withheld.

4.	Payments

4.1 Research Funding. For Research Term, HaptoGuard agrees to make research funding payments to BIORAP in the amount of [***************************************************************************************
***************************] for research performed by BIORAP pursuant to the Research Plan and the terms of this Agreement. HaptoGuard agrees to pay BIORAP [*************************************
*********************************************] as set forth on the Research Plan. All additional payments shall be made on [****************].

4.2 Milestone Payments - Therapeutic Products. HaptoGuard agrees to pay BIORAP the following milestone payments (irrespective of any Sublicense):

$[*******] [***********************************];

$[*******] [*****************************************************

*****************************************************

*****************];

$[*******] [***********************************************

********************].

4.3 Royalties on Sales of Therapeutic Products. HaptoGuard agrees to pay BIORAP with respect to the Net Sales of each Therapeutic Product the following royalty:

(i) A royalty of [**********************************************************************
******************************];

(ii) A royalty of [*********************************************************************
****************************************************************************];

(iii) A royalty of [********************************************************************
****************************************************************************];

(iv) a royalty of [*********************************************************************
************************].

4.4 Division of Receipts in respect of Diagnostic Products. HaptoGuard shall pay BIORAP an amount equal to [****************] of any and all Receipts received by HaptoGuard.

4.5 Calculation and Payment on Account of Net Sales and Receipts.

(i) Unless otherwise explicitly said herein, payments pursuant to Sections 4 and reports on Net Sales and Receipts shall be calculated and reported for each calendar quarter. All payments due to BIORAP pursuant to Sections 4 shall be paid within [***********] of the end of each calendar quarter, unless otherwise specifically provided herein. Each such payment shall be accompanied by a report in sufficient detail to permit confirmation of the accuracy of the payment made, including, without limitation, (i) the number of Licensed Products sold, (ii) the Net Sales of Licensed Products, including a breakdown of Net Sales according to identity of seller, currency of sales, dates of invoices and number and type of Licensed Products sold, and (iii) the Receipts received, including breakdown according to identity of Sublicensees, the currency of payment and date of receipt thereof; the applicable royalty payable under Section 4 in U.S. dollars, the method used to calculate such royalty and the exchange rates used, as applicable, and the withholding taxes, if any, required by law to be deducted with respect to such sales, and other deductions applicable as provided in the definition of “Net Sales”, in Section 1.16 above. Payments to BIORAP with respect to the Receipts will be paid within [*************] of receipt of payments by HaptoGuard. The Chief Financial Officer of HaptoGuard shall certify that each report remitted to BIORAP is a fair and accurate report of the royalty or other payment due and payable. In case HaptoGuard fails to pay any payment on its due date, HaptoGuard shall pay interest pursuant to Section 4.6.

4.6 Interest Rate. Payment that is not paid on the date such payments are due hereunder shall bear interest at [******************************************************************************************************
************************************************************], calculated on the number of days such payment is delinquent. The interest available to BIORAP pursuant to this Section. 4.6 shall in no way limit any other remedies available to BIORAP.

4.7 Tax Withholding. All payments to be made to BIORAP hereunder shall be made free and clear of, and without any deduction from or on account of, any set-off, counterclaim or tax. Notwithstanding the foregoing, any tax required to be withheld by HaptoGuard or any Affiliate or Sublicensee under the laws of the USA for the account of BIORAP under this Article 4 shall be deducted from the applicable payment to BIORAP and promptly paid by HaptoGuard or said Affiliate or Sublicensee for and on behalf of BIORAP to the appropriate governmental authority (provided that, if HaptoGuard assigns its obligations under this Agreement to a non-U.S. Affiliate, the amount of any withholding taxes deducted from payments by such Affiliate to BIORAP shall not exceed the amount of any withholding taxes that would have been deducted by HaptoGuard had HaptoGuard made such payment to BIORAP), and HaptoGuard or the Affiliate shall furnish BIORAP with proof of payment of such tax together with official or other appropriate evidence issued by the appropriate governmental authority sufficient to enable BIORAP to support a claim for income tax credit in respect of any sum so withheld.

4.8 Exchange Rate, Manner and Place of Payment. All payments hereunder shall be payable in U.S. dollars. For payments made on sales of Licensed Product invoiced in a currency other than U.S. dollars, whenever conversion of payments from any foreign currency shall be required, such conversion shall he made at a rate of exchange equal to the rate of exchange for the currency of the country from which payments are payable as published in The Wall Street Journal, Western Edition, on the last business day of the calendar quarter for which a payment is due. All payments owed under this Agreement shall be made by wire transfer to a bank and account designated in writing by BIORAP, unless otherwise specified in writing by BIORAP.

4.9 Prohibited Payments. Notwithstanding any other provision of this Agreement, if HaptoGuard is prevented from making any such payment, by virtue of the statutes, laws, codes or governmental regulations of the country from which the payment is to be made, then such royalty may be paid by depositing funds in the currency in which accrued to BIORAP’s account in a bank acceptable to BIORAP in the country whose currency is involved.

4.10 Records; Audits. HaptoGuard shall, and shall cause its Affiliates and Sublicensees to, keep complete and accurate records pertaining to the sale of Licensed Product and payment of Receipts in sufficient detail to permit BIORAP to confirm the accuracy of payments due hereunder. Upon written request to HaptoGuard by BIORAP, and no more than once in any calendar year, BIORAP shall have the right to cause an independent, certified public accountant, reasonably acceptable to HaptoGuard, to audit such records to confirm Net Sales and royalty payments and payments with respect to Receipts for any calendar year ending not more than [***********] prior to the date BIORAP requests such audit. BIORAP agrees to treat, and to cause such accountant to treat, all such information as confidential and not to use or disclose any such in formation for any purpose except to determine compliance with this Agreement. For the avoidance of doubt, HaptoGuard, its Affiliates and Sublicensees shall not be obligated to provide BIORAP, or such accountant, with access to any records or information other than that which is necessary to confirm Net Sales, royalty payments or payments with respect to Receipts payable under this Agreement. Such audits may be exercised during normal business hours, upon reasonable prior written notice to HaptoGuard. If any audit or examination shall reveal a deficiency of any payment due, HaptoGuard shall make payment to BIORAP of such deficiency plus interest pursuant to Section 4.6. Payment shall be made within [**********] following announcement of the results of the audit to HaptoGuard and BIORAP. The parties shall promptly mare any adjustments necessary to reflect the results of such audit. BIORAP shall bear the full cost of such audit unless such audit discloses a shortfall by more than [************] from the actual amount of any payment due under this Agreement, in which case, HaptoGuard shall bear the full cost of such audit.

5.	Intellectual Property

5.1 Title in the Licensed Technology. Subject only to the licenses granted to HaptoGuard hereunder and other licenses that have or may be granted by BIORAP as mentioned in Sections 3.2 - 3.4 above, all right, title and interest, in and to the Licensed Technology, do vest or shall vest in RI exclusively,

RI shall obtain appropriate agreements from all personnel or outside contractors participating in the Research Program, as necessary to assign to RI all right, title and interest in and to any Research Technology.

5.2 Right of First Negotiation and Refusal. Following the Research Terms; BIORAP shall not assign, license the rights to, negotiate with or for, enter into negotiations, or otherwise commercialize with any Third Party any Research Technology in the field without first giving HaptoGuard [***********] prior written notice. If HaptoGuard is interested in acquiring a license to such Research Technology, it shall within the said [*************] so notify BIORAP in writing (the “Notice”), and the parties shall enter negotiations in good faith with regard to the granting of such license to HaptoGuard. In the event that the parties hereto do not reach and finalize an agreement within [********************] starting on the date of the Notice (the “Negotiation Period”), or if HaptoGuard is not interested in obtaining a license, then BIORAP shall be free to assign, license the rights to, or otherwise commercialize such new invention, and BIORAP shall be released from any obligation to HaptoGuard in respect thereto. In the event that HaptoGuard has exercised its right of first negotiation hereunder, but HaptoGuard and BIORAP do not reach an agreement during the Negotiation Period, BIORAP hereby grants HaptoGuard a right of first refusal on the same terms and conditions which are being offered by or to a Third Party for the Research Technology, and which BIORAP is willing to accept: BIORAP shall notify HaptoGuard in writing of any such terms and conditions and HaptoGuard shall have [**************] to notify BIORAP whether it accepts the same. If HaptoGuard does not accept such terms and conditions BIORAP shall be released from any obligation to HaptoGuard in respect thereto.

5.3 Prosecution and Maintenance of Patents. HaptoGuard undertakes to file, prosecute and maintain all Licensed Patents as of the Effective Date, and shall bear all costs, fees and expenses incurred from and after the Effective Date in connection with the filing, prosecution and maintenance of such Licensed Patents by HaptoGuard.

5.4 HaptoGuard shall deliver to BioRap, within a reasonable time, copies of all: (i) documentation prepared in connection with the filing, maintenance or prosecution of Licensed Patents; and (ii) correspondence between HaptoGuard and any patent attorney or any competent authority (where the Licensed Patents may be filed, maintained or made) all, in each case, relating to the prosecution and/or maintenance of the Licensed Patents, and provide BIORAP with a reasonable opportunity to review and discuss with HaptoGuard prosecution strategy and to consult with HaptoGuard on the content of patent flings with respect to such Licensed Patents.

HaptoGuard undertakes to notify BIORAP in. writing, at least [***********] prior to the date prescribed by the relevant patent office or by applicable law for the taking of action with respect to the prosecution and/or maintenance of such Licensed Patents (HaptoGuard hereby agreeing to irrevocably instruct its patent attorneys to notify BIORAP, whether or not the appropriate action has been taken, or will be taken, by HaptoGuard with respect to the prosecution and/or maintenance of such Licensed Patents as aforesaid), and if it does not desire to support the continued prosecution or appeals or maintenance of any of the Licensed Patents. In the event HaptoGuard declines to pursue the prosecution, or maintenance of any of the Licensed Patents, HaptoGuard must notify BIORAP in writing within [***********] prior to any such deadline, and then BIORAP may, at its own expense, continue to prosecute or maintain such Licensed Patent, in which case HaptoGuard’s license hereunder with respect to such Licensed Patent shall be terminated forthwith and all rights with respect thereto shall revert to BIORAP.

5.5 Enforcement of Licensed Patents. Each party shall promptly notify the other in writing of any alleged or threatened infringement of any Licensed Patent of which such party becomes aware.

(i) With respect to any infringement of any Licensed Patent, HaptoGuard shall have the first right, but not the obligation, to bring and control any action or proceeding with respect to such infringement at its own expense and by counsel of its own choice, and BIORAP shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If HaptoGuard fails to bring such an action or proceeding within (i) [****

***] following the notice of alleged infringement or (ii) [***********] before the time limit, if any, set forth in the applicable laws and regulations for the filing of such actions, whichever comes first, BIORAP shall have the right to bring and control any action or proceeding with respect to such infringement at its own expense and by counsel of its own choice it being understood and agreed, however, that circulation of a draft of such action to BIORAP, accompanied by a written undertaking of HaptoGuard that such draft will be filed within the prescribed time limit will satisfy. In the absence of any such action by HaptoGuard, should BIORAP actually bring such an action or proceeding, within [***********] after the end of the period described in the preceding sentence, and provides written notice thereof to HaptoGuard, then HaptoGuard’ license hereunder, with respect to any such Licensed Patent that is the subject of such action or proceeding, shall be terminated forthwith and all rights with respect thereto shall revert to BIORAP.

(ii) In the event a party brings an infringement action in accordance with this Section 5.5, the other party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney. HaptoGuard shall not settle any patent infringement litigation under this Section 5.5 in a manner that diminishes the rights or interests of RI and/or BioRap without the consent of BioRap (which shall not be unreasonably withheld). Except as otherwise agreed to by the parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of HaptoGuard and BIORAP, shall be retained by the party that brought and controlled such litigation for purposes of this Agreement, except that any recovery realized by HaptoGuard as a result of such litigation, after reimbursement of the parties’ litigation expenses, shall, to the extent attributable to lost sales of Licensed Product, be treated as Net Sales of Licensed Product.

5.6 Third Party Infringement Claims. Each party shall promptly notify the other in writing of any allegation by a third Party that the activity of either of the parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party. HaptoGuard shall defend and hold harmless BIORAP, RI and their respective employees and consultants from and against any such claim involving alleged infringement of Third Party rights by HaptoGuard’s activities, at its own expense and by counsel of its own choice. If HaptoGuard fails to defend any such claim against HaptoGuard within (i) [***********] following the notice of alleged infringement or (ii) [***********] before the time limit, if any, set forth in the applicable laws and regulations for the filing of such actions, whichever corner first, then BIORAP shall have the right to assume the defense against such claim by counsel of its own choice, and HaptoGuard shall reimburse BIORAP for any costs and reasonable expenses incurred by BIORAP in the defense from such claim, it being understood and agreed, however, that circulation of a draft of such action to BIORAP, accompanied by a written undertaking of HaptoGuard that such draft will be filed within the prescribed time limit will satisfy. In the absence of any such action by HaptoGuard; should BIORAP and/or RI actually defend against such claim within [***********] after the end of the period described in the preceding sentence and provide written notice thereof to HaptoGuard, and HaptoGuard fails to fully reimburse BIORAP and RI for any and all costs and expenses incurred by them, and to indemnify them for any and all damages and/or losses caused to them, in connection with such claim, then HaptoGuard’s license hereunder, with respect to any such Licensed Patent that would be adversely affected if such claim were not defended against, shall be terminated forthwith and all rights with respect thereto shall revert to BIORAP. HaptoGuard shall not settle any patent infringement litigation under this Section 5.6 relating to the Licensed Patents, without first receiving the prior written consent of BIORAP (which shall not be unreasonably withheld).

5.7 Cooperation of the Parties. Each party agrees to cooperate fully in the preparation, filing, and prosecution of any Licensed Patents under this Agreement and in the obtaining and maintenance of any patent extensions, supplementary protection certificates and the like, with respect to any Licensed Patent claiming a Licensed Product being developed or commercialized by HaptoGuard or Sublicensees. Such cooperation includes, but is not limited to, promptly informing the other party of any matters coming to such party’s attention that may affect the preparation, filing, prosecution or maintenance of any such Licensed Patents.

6.	Confidentiality; Publication

6.1 Confidentiality. The parties agree that, during the Term, and for a period of [**********] thereafter, each party (the“Receiving Party”) will maintain in confidence, and will not use, all Confidential Information disclosed to it by the other party (the “Disclosing Party”) under this Agreement, except to the extent expressly authorized by this Agreement, or otherwise agreed in writing by the parties. The parties agree that the financial terms of the Agreement will be considered Confidential Information of both parties. The Receiving Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but at least reasonable care) to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Disclosing Party’s Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the other party’s Confidential Information.

6.2 Exceptions. The obligations of confidentiality contained in Section 6.1 will not apply to the extent that it can be established by the Receiving Party, by competent written evidence, that such Confidential Information:

(i) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

(ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

(iv) was independently discovered or developed by the Receiving Party without the use of Confidential Information of the Disclosing Party; or

(v) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation not to disclose such information to others.

6.3 Authorized Disclosure. The Receiving Party may disclose the Confidential Information of the Disclosing Party to the extent such disclosure is reasonably necessary in the following instances:

(i) filing, prosecuting or maintaining the Licensed Patents in accordance with this Agreement;

(ii) practicing the licenses granted hereunder or preparing and submitting regulatory filings with respect to Licensed Products;

(iii) prosecuting or defending litigation or complying with applicable court orders or governmental laws, rules or regulations including, but not limited to, disclosures required by the FDA or the Securities and Exchange Commission; or

(iv) disclosure to Affiliates, Sublicensees, employees, consultants, agents or other Third Parties who have a need to know such information for purposes of this Agreement, or in connection with due diligence or similar investigations, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Affiliate, Sublicensee, employee, consultant, agent or Third Party is subject to obligations of confidentiality and non-use comparable to those set forth in this Section 6.

Notwithstanding the foregoing, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to Section 63(iii), it will, except where impracticable, give reasonable advance notice to the other party of such disclosure, giving the other party reasonable opportunity to object to such disclosure or to request confidential treatment thereof, if available, and use efforts to secure confidential treatment of such information at least as diligent as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the parties with the Securities and Exchange Commission or as otherwise required by law and on any disclosure to Third Parties.

6.4 Publications. The parties recognize that the publication of papers regarding results of and other information regarding the Research Program, including oral presentations and abstracts, may be beneficial to both parties provided such publications are subject to reasonable controls to protect Confidential Information. Accordingly, each party shall have the right to review and approve any paper proposed for publication by the other party, including oral presentations mid abstracts, which utilizes data generated from the Research Program and/or includes the other party’s Confidential Information. Before any such paper is submitted for publication, the publishing party shall deliver a complete copy to the non-publishing party at least [*********] days prior to submitting the paper to a publisher. The non-publishing party shall review any such paper and give its comments to the publishing party within [**********] of its receipt of such paper. With respect to oral presentation materials and abstracts, the non-publishing party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items to the publishing party with appropriate comments, if any, as soon as practicable, but in no event later than [*********] days from the date of receipt by the non-publishing party. The publishing party shall comply with the non-publishing party’s request to delete references to Confidential Information of the non-publishing party in any such paper and agrees to withhold publication of same for an additional [**********] in order to permit the-non publishing party to obtain patent protection, if the non-publishing party deems it necessary, in accordance with the terms of this Agreement.

7.	Representations and Warranties

7.1 Representations and Warranties of BIORAP. BIORAP represents and warrants to HaptoGuard that:

(i) BIORAP has as of the Effective Date, and will continue to have during the Term, the entire right and power to grain the licenses to HaptoGuard which it purports to grant herein; and, as of the Effective Date, Controls the Basic Technology and the Licensed Patents of which are set forth on Exhibit A;

(ii) except as provided in Sections 3.2, 3.3 and 3.4 above, there are, as of the Effective Date, and during the Term shall be, no outstanding liens, encumbrances, agreements, understandings, requirements of charges, fees, rights, conditions or restrictions of any kind, either written, oral or implied, regarding the Licensed Technology to which BIORAP or BIORAP is or will be a party or which are or will be binding upon RI or BIORAP or which are or will be inconsistent or in conflict with any provision of this Agreement;

(iii) as of the Effective Date, BIORAP has received no written claim or accusation that the practice of the Licensed Patents or the manufacture, use or sale of Licensed Product infringes or may infringe any Third Party patent; and

(iv) as of the Effective Date, neither BIORAP nor RI has received a written notification of any interference proceeding, opposition proceeding, cancellation proceeding or other protest proceeding relating to the Licensed Patents being instituted against BIORAP or RI. Further, as of the Effective Date, BIORAP or RI has not received and has no knowledge of any party contesting or alleging sole and/or joint inventorship of the Licensed Patents; or ownership and/or rights in the Licensed Technology;

(v) to the best of its knowledge, no filing with or notice to, and no permit, authorization, consent or approval of any court or tribunal, or administrative, governmental or regulatory body, agency or authority (a “Governmental Entity”) or other person, is necessary for the execution and delivery by BIORAP of this Agreement, for the grant of the licenses to HaptoGuard which are purports to grant herein, or for the use by HaptoGuard of the Licensed Technology as set forth herein.

(vi) to the best of its knowledge, no Governmental Entity or other third party imposes any restrictions and limitations on the use by HaptoGuard of the Licensed Technology, and/or Licensed Products as set forth herein.

(vii) to the best of its knowledge, no reimbursements or payments, in the form of royalties or otherwise are owe or due, will be owed or due to any Governmental Entity or other person on the Licensed Technology, and/or Licensed Products.

7.2 Representations and Warranties by HaptoGuard. HaptoGuard represents and warrants to BIORAP that:

(i) HaptoGuard shall be responsible for obtaining and causing to remain in effect such licenses, permits, approvals, and consents as may be required for its, or its Affiliates or Sublicensees, performance and responsibilities under this Agreement.

(ii) In carrying out its undertakings and responsibilities pursuant to this Agreement, HaptoGuard shall comply, and shall ensure that its Affiliates and/or Sublicensees comply, in all material respects, with all applicable laws and regulations, licenses, permits, approvals and procedures.

7.3 Mutual Representations and Warranties. Each party hereby represents and warrants to the other party that:

(i) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder;

(ii) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; and

(iii) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

7.4 Disclaimer. Except as expressly set forth herein, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTIBILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY BIORAP OR RI AS TO THE VALIDITY OR SCOPE OF ANY OF THE LICENSED PATENTS.

7.5 Performance by Affiliates. The parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates and/or Sublicensees; provided, however, that each party shall remain responsible and be guarantor of the performance by its Affiliates and/or Sublicensees and shall cause its Affiliates and/or Sublicensees to comply with the provisions of this Agreement in connection with such performance, and that such performance through Affiliates and/or Sublicensees shall not adversely affect the rights of the other party.

8.	Term; Termination

8.1 Term. The term of this Agreement will commence as of the Effective Date of this Agreement and, unless sooner terminated as provided hereunder, will terminate upon the expiration of the last Royalty Term (the “Term”). Upon expiration of the Royalty Term in a given, jurisdiction, HaptoGuard shall continue to have a license on the terms described in Section 3.1, except that such license shall be fully paid, perpetual, irrevocable and nonexclusive.

8.2 Termination by HaptoGuard. HaptoGuard shall have the right to terminate this Agreement for any reason or for no reason upon [************] written notice to BIORAP. Any payment under Section 4.1 made after the date HaptoGuard notifies BIORAP of termination under this Section 8.2 shall be the pro rata amount due for the period prior to the effective date of such termination.

8.3 Termination by BIORAP. (a) In the event that HaptoGuard fails to timely make any payment and such failure continues for [***********] following the date of notice thereof by BIORAP, BIORAP shall have the right at any time to terminate this Agreement forthwith upon written notice to HaptoGuard. Notwithstanding anything in this Section 8.3 to the contrary, to the extent HaptoGuard reasonably and in good faith disagrees with any assertion by BIORAP that HaptoGuard has failed to timely make any royalty payment or payment based on any Sublicense Fee (but not any other payment) due under this Agreement, and HaptoGuard provides written notice to BIORAP of its disagreement and the basis for its belief within [****** *********] after HaptoGuard receives notice from BIORAP of a failure to make payment under this Section 8.3, this Agreement will remain in effect and any termination of this Agreement under Section 8.3 will be suspended pending resolution of such disagreement between the parties. The parties will attempt to resolve such disagreement as expeditiously as possible and HaptoGuard will continue to comply with the provisions of this Agreement, including the payment provisions, to the extent that they are not the subject of the disagreement between the parties.

(b) BioRap shall be entitled to terminate this Agreement (including the license and right of first refusal granted to HaptoGuard hereunder), unless previously terminated in accordance with the provisions of this Agreement, if HaptoGuard fails to achieve any of the milestones or make any payment specified in Exhibit C.

(c) Notwithstanding the provisions of the preceding paragraph (b), in the event that HaptoGuard fails to meet any of the development milestones set forth in Exhibit C, with respect to Therapeutic Products, but is making demonstrable good faith efforts to do so, BIORAP shall refrain from exercising its right to terminate this Agreement for as long as HaptoGuard continues to do so, but shall have the right to convert the license granted to HaptoGuard pursuant to Section 3.1 of this Agreement from an exclusive to a non-exclusive license, by written notice to HaptoGuard, and the rest of the provisions of this Agreement shall remain unchanged.).

8.4 Termination for Cause. Each party shall have the right to terminate this Agreement upon [***********] written notice to the other upon the occurrence of any of the following:

(i) Upon or after bankruptcy, insolvency, dissolution or winding up or assignment for the benefit of creditors of the other party (other than a dissolution or winding up for the purpose of reconstruction or amalgamation) or a petition is filed for any of the foregoing and is not removed within [************]; or

(ii) Upon or after the breach of any material provision of this Agreement by the other party, including, with respect to HaptoGuard, its Affiliates or Sublicensee, (other than as provided in Section 8.3) if the breaching party has not cured such breach within the [*****************] period following written notice of termination by the non-breaching party.

Notwithstanding anything in this Section 8.4 to the contrary, to the extent HaptoGuard reasonably and in good faith disagrees with any assertion by BIORAP that there has been a material breach or material default of this Agreement by HaptoGuard, its Affiliates or Sublicensee, and HaptoGuard provides written notice to BIORAP of its disagreement and the basis for its belief within [*************] after HaptoGuard receives notice from BIORAP of a breach under this Section 8.4, this Agreement will remain in effect and any termination of this Agreement under Section 8.4 will be suspended pending resolution of such disagreement between the parties. The parties will attempt to resolve such disagreement as expeditiously as possible and HaptoGuard will continue to comply with the provisions of this Agreement, including the payment provisions, to the extent that they are not the subject of the disagreement between the parties.

8.5 Effect of Termination; Surviving Obligations.

(i) Upon the termination of this Agreement by BIORAP pursuant to Section 8.3 or by either party pursuant to Section 8.4, all rights and obligations of the parties under this Agreement shall terminate, except as set forth in this Section 8.5.

(ii) Upon the termination of this Agreement by HaptoGuard pursuant to Section 8.2 or the due termination of this Agreement by BIORAP pursuant to Section 8.3 or 8.4: (i) all rights to the Licensed Technology shall revert to BIORAP; (ii) HaptoGuard shall immediately cease from any use and/or exploitation of the Licensed Technology and from developing, using, manufacturing, selling, distributing and/or licensing any Licensed Product, either directly or indirectly; (iii) HaptoGuard shall deliver to BIORAP, and shall cause its Affiliates, agents, consultants and Sublicensees to deliver to BIORAP, all tables, graphs, diagrams, articles, software, hardware, flow charts, specifications and other documentation, or media in their possession, power or control containing, representing or embodying the Licensed Technology or any part thereof (iv) Without derogating from Sub-Section (iii) above, HaptoGuard shall provide to BIORAP all data generated by HaptoGuard in the course of development of Licensed Products, including protocols and results of any pre-clinical and clinical studies, and hereby grants to BIORAP a non-exclusive, worldwide, royalty-bearing (as provided below) license, with the right to sublicense, under any Know-How and Patents Controlled by HaptoGuard, which are necessary to make, have made, use, sell, offer for sale and import Licensed Product, solely to make, have made, use, sell, offer for sale and import Licensed Product; and (iv) all other rights and obligations of the parties under this Agreement shall terminate, except as set forth in this Section 8.5.

(iii) In the event that the license granted to HaptoGuard under Section 3.1 is terminated in accordance with this Section 8, any existing Sublicenses granted by HaptoGuard shall remain in effect and shall be automatically assigned by HaptoGuard to BIORAP so that such Sublicenses shall become direct licenses between BIORAP and the applicable Sublicensees on the terms set forth herein, provided that HaptoGuard has paid any amounts due and owing to BIORAP under this Agreement as of such termination or any such Sublicensee pays BIORAP such amounts due and owing to BIORAP by HaptoGuard under this Agreement.

(iv) Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. Except as expressly set forth elsewhere in this Agreement, the obligations and the rights of the parties under Sections 4.5 - 4.10, 5.1, 6, 8.5 and 9 shall survive expiration or termination of this Agreement.

8.6 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either party to the other party are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The parties agree that the party not subject to bankruptcy proceedings, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against any party under the U.S. Bankruptcy Code, the other party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to them (a) upon any such commencement of a bankruptcy proceeding upon written request therefor by the party not subject to bankruptcy proceedings, unless the other party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of either party, upon written request by the other party.

8.7 Remedies. In the event of any breach of any provision of this Agreement, in addition to the termination rights set forth herein, each party shall have all other rights and remedies at law or equity to enforce this Agreement.

9.	Indemnification

9.1 Indemnification.

HaptoGuard hereby agrees to save, defend, indemnify and hold harmless BIORAP, RI and their respective directors, officers, employees, agents and Affiliates (and its directors, officers, employees and agents) and, in the event of agent by HaptoGuard of rights to BIORAP under Section 8.5(ii), BIORAP’s sublicensee of such rights (and its directors, officers, employees and agents) (each, a “BIORAP Indenmitee”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expenses and attorneys’ fees (“Losses”), to which a BIORAP Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party, to the extent such Losses arise out of (a) the practice by HaptoGuard, any of its Affiliates and/or Sublicensees of the license granted under Section 3.1, (b) the development, manufacture, testing, handling, storage, transportation, sale or use or other disposition of any Licensed Product by HaptoGuard and/or its Affiliates and/or Sublicensees, or (c) the exploitation or use by HaptoGuard and/or its Affiliates and/or Sublicensees of the Licensed Technology or any part thereof, or (d) the breach by HaptoGuard of any of its obligations hereunder, or (e) any other act or omission of HaptoGuard and/or its Affiliates and/or Sublicensees except to the extent such Losses are finally proven to result from the gross negligence and/or willful misconduct of any BIORAP Indemnitee.

BIORAP hereby agrees to save, defend, indemnify and bold harmless HaptoGuard, its directors, officers, employees and agents, its Affiliates (and its directors, officers, employees and agents) and its Sublicensees (and its directors, officers, employees and agents) (each, a “HaptoGuard Indemnitee”) from and against any and all Losses to which a HaptoGuard Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of (a) the practice by BIORAP of any license or use of data provided under Section 8.5(ii), including, but not limited to, the development, manufacture, handling, storage, sale or other disposition of any Licensed Product by BIORAP, its Affiliates and sublicensees. In the event a party seeks indemnification under Section 9.1(a) or 9.1(b), it shall inform the other party (the “Indemnifying Party”) of a claim as soon as reasonably practicable, after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and skull cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim.

9.2 Limitation of Liability. EXCEPT FOR AMOUNTS PAYABLE UNDER SECTIONS 4 AND 9.1, AND LIABILITY FOR BREACH OF CONFIDENTIALITY OR FOR INFRINGEMENT OR MISAPPROPRIATION, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. IT IS SPECIFICALLY AGREED THAT EXCEPT AS SPECIFICALLY ACKNOWLEDGED BY BIORAP HEREUNDER, RI AND BIORAP SHALL BEAR NO LIABILITY WITH RESPECT TO LICENSED PATENTS, LICENSED TECHNOLOGY OR ANY PART THEREOF OR OTHERWISE WITH RESPECT TO LICENSED PRODUCT.

Without derogating from the foregoing, and notwithstanding anything to the contrary herein, BIORAP’s liability under this Agreement will not exceed in the aggregate the amount of the consideration paid under this Agreement to BIORAP prior to any such claim, action or suit creating the liability.

9.3 Insurance. From and after such time as HaptoGuard or any of its Affiliates or Sublicensees first commences human clinical trials of Licensed Product, HaptoGuard shall, or shall cause each such Affiliate or Sublicensee to, at its own expense, maintain product liability insurance in an amount consistent with industry standards. Such insurance shall be subscribed for from a reputable insurance company. The named insured under such insurance shall be HaptoGuard, the Affiliate or the Sublicensee (as the case may be), BIORAP and RI and the beneficiaries thereof shall include also the respective employees, officers and directors of BIORAP and RI. The policy or policies so issued shall include a “cross-liability” provision pursuant to which the insurance is deemed to be separate insurance for each named insured (without right of subrogation as against any of the insured under the policy, or any of their representatives, employees, officers, directors or anyone in their name) and shall further provide that the insurer will be obliged to notify each insured in writing at least 30 (thirty) days in advance of the expiry or cancellation of the policy or policies. HaptoGuard hereby undertakes, and shall cause its Affiliates and Sublicensees to undertake, to comply punctually with all obligations imposed upon it under such policy or policies and in particular, without limiting the generality of the aforegoing, to pay in full and punctually all premiums and other payments for which it is liable pursuant to such policy or policies. HaptoGuard shall, and shall cause its Affiliates and Sublicensees to, submit to BIORAP copies of the aforesaid insurance policy or policies within 14 (fourteen) days of the date of issue of each such policy.

9.4 Dispute Resolution. All disputes arising out of or related to this Agreement, including disputes that may involve the Affiliates of any party performing hereunder (“Disputes”), shall be resolved in accordance with this Section 9.4.

(i) Any Dispute shall be settled by binding arbitration under the rules of the International Chamber of Commerce, in Tel-Aviv, by [*******] arbitrators appointed in accordance with said rules immediately upon the request of either party, their decision to be final and binding on the parties. The arbitration shall be conducted in the English language in Tel-Aviv, Israel. The arbitrators shall exert their best efforts to conduct the proceedings so as to issue an award within [***********] of the appointment of the arbitrator.

(ii) The merits of any Dispute shall be decided in accordance with the law governing this Agreement, without application of any principle of conflict of laws. Each party expressly waives any right it may have to a trial by jury of any Dispute, and also expressly waives any right it may have to seek, or to be awarded, special or punitive damages on account of any matter that is the subject of a Dispute. Nothing herein shall limit or restrict a party’s ability to seek injunctive or other equitable relief in the event of a breach or anticipated breach of Section 6.

(iii) The arbitrators may grant any relief appropriate under the applicable law, but may not include any penalty or element of punitive or exemplary damages. The arbitrators may award the costs and expenses of the arbitration. Any party may seek emergency, interim or provisional relief prior to the appointment of the arbitrators from any court of competent jurisdiction without prejudice to the agreement to arbitrate herein contained. After appointment of the arbitrators, any request for such relief shall be addressed to the arbitrators, who shall have the power to enter an interim award granting any emergency, interim or provisional relief to which a party may be entitled ender applicable law.

(iv) Any award of money shall be in U.S. dollars and bear interest pursuant to Section 4.6 if not paid within thirty (30) days after such award. The award of the tribunal may be entered and enforced in any court of competent jurisdiction. A court called upon to enforce such an award may require a party resisting enforcement to pay the reasonable attorney fees and costs of the party seeking enforcement.

(v) Any duty to arbitrate under this Agreement shall remain in effect and enforceable after termination of this Agreement for any reason.

(vi) Each party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies, such as attachment or preliminary injunction, to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration. This Section 9.4 shall not apply to any dispute, controversy or claim that concerns (i) the validity or infringement of a patent, trademark or copyright; or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

10.	Miscellaneous Provisions

10.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Israel, excluding its conflicts of laws principles.

10.2 Entire Agreement; Modification. This Agreement (including the Exhibits hereto) is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein, including any previous agreements or understandings between RI and/or BIORAP and Mr. Noah Berkowitz. No rights or licenses with respect to any intellectual property of either party are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement. No trade customs, courses of dealing or courses of performance by the parties shall be relevant to modify, supplement or explain any term(s) used in this Agreement. This Agreement may not be modified or supplemented by any purchase, order, change order, acknowledgment, order acceptance, standard terms of sale, invoice or the like. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

10.3 Relationship Between the Parties. The parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party, and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

10.4 Non-Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such party.

10.5 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); provided, however, that either party may assign this Agreement and its rights and obligations hereunder without the other party’s consent in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates to an Affiliate or Third Party, whether by merger, sale of stock, sale of assets or otherwise. In the event of such transaction, however, intellectual property rights of the acquiring party to such transaction (if other than one of the parties to this Agreement), which are not specific to Licensed Technology, shall not be included in the technology licensed hereunder. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

10.6 No Third Party Beneficiaries. This Agreement is neither, expressly nor impliedly made for the benefit of any party other than those executing it, except for RI.

10.7 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

10.8 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written, notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earlier of: (a) the date of actual receipt; (b) if mailed, five (5) business days after the date of postmark; or (c) if delivered by overnight courier with guaranteed next day delivery, the next business day the overnight courier regularly makes deliveries.

If to HaptoGuard, notices must be addressed to:

HaptoGuard, Inc.
Attention: Noah Berkowitz
C/o EITAN PEARL LATZER COHEN ZEDEK, LLP
10 Rockefeller Plaza, Suite 1001
New York, New York 10020
Facsimile: 212 632 3490

If to BIORAP, notices must be addressed to:

1 Efron Street
P.O. Box 9697
Haifa 31096
Attention: CEO
Telephone: + 972-8295365
Facsimile: + 972-4-8552296

10.9 Force Majeure. Each party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement other than failure to pay when due by reason of any event beyond such party’s reasonable control, including, but not limited to, Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, terrorism, civil unrest, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event beyond reasonable control of the parties similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the party has not caused such event(s) to occur. Notice of a party’s failure or delay in performance due to force majeure must be given to the other party within ten (10) calendar days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any party be required to prevent or settle any labor disturbance or dispute. Should the performance of obligations hereunder be suspended in the U.S. for reasons not related to manufacturing or intentional product contamination by a Third Party and the situation prevails for one hundred and eighty (180) days, then the non-invoking party may at any time thereafter terminate this Agreement forthwith and the provisions of Section 9.5 hereof shall apply. In the case where performance is suspended in the U.S. for reasons related to manufacturing or intentional product contamination, then within one hundred and twenty (120) days of such suspension, the party invoking rights under this Section will start to remedy the suspension and adhere to a stated workplan following start of the remedy, the workplan designed to address the suspension in a expeditious manner.

10.10 Legal Fees. If any party to this Agreement resorts to any legal action or arbitration in connection with this Agreement, the prevailing party shall be entitled to recover reasonable fees of attorneys and other professionals in addition to all court costs and arbitrator’s fees which that party may incur as a result.

10.11 Headings. The headings contained in this Agreement have been added for convenience only and shall not be construed as limiting or used in the interpretation of this Agreement.

10.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

10.13 Language. The parties hereto confirm their agreement that this Agreement, as well as any amendment hereto and all other documents related hereto (including legal notices) and all information disclosed hereunder shall be in the English language only.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

In Witness Whereof, the parties hereto have duly executed this Research and License Agreement, including the Exhibit attached hereto and incorporated herein by reference.

BIO-RAP TECHNOLOGIES LTD.	HAPTOGUARD, INC.

By: /s/ David Promof	By: /s/ Noah Berkowitz
Name: David Promof	Name: Noah Berkowitz
Title: CEO	Title: CEO

[SIGNATURE PAGE TO RESEARCH AND LICENSE AGREEMENT]

EXHIBIT A

Licensed Patents as of the Effective Date

[****************************************************************************************************** ***************************************************]

Our Ref	Country		Filing Date		Application No.		Issue Date		Patent No.		Next Action
[*********]	[*** [**********	] ]	[*********	]	[***********	]	[********	]	[********	]	[********* [*********	] ]

[****************************************************************************************************** ******************************************************]
Our Ref	Country		Filing Date		Application No.		Issue Date	Patent No.	Next Action
[*****]	[***	]	[********	]	[*********	]			[********* [*********	] ]

[**************************************************************************************************************]
Our Ref	Country		Filing Date		Application No.		Issue Date		Patent No.	Next Action
[*********]	[*** [***	] ]	[*********	]	[*********	]	[*********	]		[*** [*********	] ]
[****]	[** [*********	] ]	[*********	]	[*********	]				[*** [*********	] ]

[************************************************************************************************]
Our Ref	Country		Filing Date		Application No.		Issue Date		Patent No.		Next Action
[*********]	[*** [***	] ]	[*********	]	[*********	]	[*********	]	[*********	]	[*** [*********	] ]
[*****]	[**** [*********	] ]	[*********	]	[*********	]					[*** [*********	] ]

[****************************************************************************************************** ***************************************************]
Our Ref	Country		Filing Date		Application No.		Issue Date	Patent No.	Next Action
[*****]	[*** [***	] ]	[*********	]	[*********	]			[************* [*********	] ]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT B

Research Plan

[***********************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT C

Milestones

[*********************************************]

[******************************************************************************************************
******************************************************************************************************
******************************************************************************************************
*************************].

[***********************************]

[***********************************************************************************************
*******************************************************************************************************
*******************************************************************************************************
*****************************************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

To
Mr. Noah Berkowitz

We, the undersigned, the Rappaport Institute for Research in the Medical Sciences (the “Rappaport Institute”), Bio-Rap Technologies Ltd. (“Bio-Rap”) And HaptoGuard Ltd., hereby represent, warrant and covenant as follows:

1.
The License and Research Agreement between BioRap and HaptoGuard Inc., dated July 12, 2004 (the “Agreement”), supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained therein, including any previous agreements or understandings between the Rappaport Institute and/or BioRap and/or HaptoGuard Ltd. and/or Dr. Andrew Levy and yourself (“Previous Agreements”).

2.	Any and all Previous Agreements, to the extent they exist, are null and void ab initio, and never had any binding effect on any party thereto, and we have no claim in relation thereto.

7/12/04	/s/ David Promof
Date	Rappaport Institute for Research in
the Medical Sciences

/s/ David Promof
Bio-Rap Technologies Ltd.

/s/ Noah Berkowitz
HaptoGuard Ltd.

AMENDMENT TO LICENSE AND RESEARCH AGREEMENT

This Amendment to License and. Research Agreement (the “Addendum”) is made and entered into on the 23rd day of March, 2005 (the “Effective Date”) by and between BIO-RAP Technologies Ltd. an Israeli corporation, located at l Efron Street, Haifa, Israel (“BIORAP”) on its own behalf and on behalf of the Rappaport Family Institute for Research in the Medical Sciences (“RI”) and HaptoGuard, Inc, a Delaware corporation, located at 2050 Center Avenue, Suite 200, Fort Lee, NJ 07024 (“HaptoGuard”)

WHEREAS, BIORAP, RI and HaptoGuard entered into a License and Research Agreement effective as of July 12, 2004 (the “Agreement”); and

WHEREAS, BIORAP has agreed to grant HaptoGuard an option to expand the scope of the right and license granted to HaptoGuard under the Agreement, as more fully set forth in this Addendum, and the parties hereto wish to amend the Agreement and incorporate therein the terms and conditions stated below.

NOW THEREFORE, the parties hereto hereby agree to as follows:

1.	All capitalized terms used in this Addendum that are not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2.	Section 3 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“3.1 “License Grant. Subject to the rights and licenses which BIORAP has granted pursuant to Section 3.4 below, and the terms and conditions of this Agreement, BIORAP hereby grants to HaptoGuard and its, Affiliates during the Term; an exclusive; worldwide, royalty bearing license; with the right to sublicense; under the- Licensed Technology to research, develop, make, have made, use, sell, offer for sale, have sold and import Licensed Products in the Field.”

3.	Sections 3.2 and 3.3 of the Agreement are hereby deleted in their entirety. BIORAP represents and warrants that Biosite has no rights in and to the Licensed Technology and Basic Technology.

4.	A new Section 3.2 shall be incorporated in the Agreement as follows:

“3.2 Exclusive Option: BIORAP hereby grants HaptoGuard an exclusive option to expand the scope of the right and license granted to HaptoGuard under the Licensed Technology pursuant to Section 3,1 of the Agreement for the sole and exclusive right to research, develop, make, have made, use, sell, offer for sale, have sold and import any products in any field whatsoever, including, without limitation, Diagnostic Genetic Products, Diagnostic Non-Genetic Products, and the Non-Automated Diagnostic Field (the “Option”). In consideration for the grant of the Option, HaptoGuard shall pay BIORAP an amount of [*******] on the Effective Date. This payment shall be non-refundable. The Option is solely exercisable by HaptoGuard within [********] of the Effective Date by the delivery of a written notice from HaptoGuard to BIORAP and payment of an amount of [*******] to BIORAP.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

In addition to the right and license granted in the Option, upon the exercise of the Option by HaptoGuard:

i) HaptoGuard shall have the right to request BIORAP, in writing, to immediately terminate the License Agreement between ARUP Laboratories and BIORAP of June 15, 2004 (the “ARUP License Agreement”) in accordance with its terms, including the prior notice requirement, and BIORAP shall immediately terminate the ARUP License Agreement, in accordance with its terms HaptoGuard agrees to assume any and all financial obligations arising therefrom, including, without limitation, the payments specified in Section 10.5 of the ARUP License Agreement as a result of such termination.

ii) In the event the ARUP License Agreement is terminated pursuant to the terms and conditions thereof due to breach by ARUP Laboratories prior to the exercise of the Option, BIORAP shall assign to HaptoGuard all rights under the ARUP License Agreement.

iii) In the event that HaptoGuard does not request BIORAP to terminate the ARUP License Agreement, BIORAP shall assign to HaptoGuard all of its rights and obligations thereunder, by written notice to ARUP, and HaptoGuard shall be deemed as having assumed and agreeing to fully and faithfully perform all the obligations of BIORAP under the ARUP License Agreement as of the date of exercise of the Option.

It is understood and agreed by the parties, that the rights of HaptoGuard under the Option in the Territory (as defined in the ARUP License Agreement), are subject to the actual termination of the ARUP License Agreement in accordance with its terms.

5.	Section 3 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Notwithstanding Sections 3.1 and 3.3, RI shall have the right to use the Licensed Technology for academic non-commercial research purposes in any field. For as long as HaptoGuard does not exercise the Option, and following expiration of the Option without it having been exercised, RI shall be free to use the Licensed Technology for any purpose outside the Field.

6.	Section 4.4 of the Agreement shall be deleted in its entity and replaced with the following:

“Division of Receipts in respect of Diagnostic Products, HaptoGuard shall pay BIORAP an amount equal to [****************] of any and all Receipts received by HaptoGuard. In the event that HaptoGuard exercises the Option as provided hereunder, HaptoGuard shall pay BIORAP an amount equal to [*************] of any and all Receipts received by HaptoGuard as of the date of exercise of the Option”.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

7.
Except for the changes and/or additions stated herein, all the other terms of the Agreement shall remain valid and bind the parties hereto without any change. In any case of a contradiction between the provisions of this Addendum and the provisions of the Agreement, the provisions of this Addendum shall prevail. This Addendum is incorporated into and made part of the Agreement.

IN WITNESS WHEREOF, the parties hereby sign this Addendum:

BIO-RAP Technologies Ltd.		HaptoGuard, Inc.

By:	/s/ David Promof	By:	/s/ Noah Berkowitz
	Name: David Promof		Name: Noah Berkowitz
	Title: CEO		Title: CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

SECOND AMENDMENT TO LICENSE AND RESEARCH AGREEMENT

This Second Amendment to License and Research Agreement (the “Second Addendum”) is made and entered into on the 1st day of April 2007 (the “Effective Date of the Second Addendum”) by and between BioRap Technologies Ltd an Israeli corporation, located at 1 Efron Street, Haifa, Israel (“BIORAP”) on its own behalf and on behalf of the Rappaport Family Institute for Research in the Medical Sciences (“RI”); and Alteon, Inc., a Delaware corporation, located at 6 Campus Drive, Parsippany, New Jersey 07054 which is the successor in interest company of Haptoguard, Inc., (“Alteon”).

WHEREAS, BIORAP, RI and HaptoGuard (now Alteon) entered into a License and Research Agreement effective as of July 12, 2004, as amended on March 23, 2005 (the “Agreement”); and

WHEREAS, pursuant to a License Agreement between BIORAP and Associated Regional and University Pathologists Inc doing business at ARUP Laboratories at the University of Utah, U.S.A (“ARUP”) dated 15 June, 2004, BIORAP granted ARUP a non-exclusive license under certain of the Licensed Patents filed prior to the Effective Date of the Agreement in respect of portions of the Basic Technology, to research, develop, make, have made, use, sell, offer for sale, have sold and import certain diagnostic products and services (“the ARUP Agreement”); and

WHEREAS, BIORAP has agreed to assign and transfer to Alteon all of BIORAP’s rights and obligations under the ARUP Agreement pursuant to an Assignment Agreement in the form attached hereto as Exhibit D, to be executed by the parties simultaneously with the execution of this Second Addendum, subject to the terms and conditions contained herein; and

WHEREAS, BIORAP has agreed to grant Alteon the right and license as set forth below under the Agreement, and the parties hereto wish to amend the Agreement and incorporate therein the terms and conditions stated below.

NOW THEREFORE, the parties hereto hereby agree to as follows:

1.	All capitalized terms used in this Second Addendum that are not otherwise defined herein shall have the respective meanings set forth in the Agreement

2.	Throughout the Agreement, the word “HaptoGuard” shall be changed to “Alteon”.

3.	The definition of “Basic Technology” in Section 1.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.3 “Basic Technology” shall mean the Know-How conceived and developed by the Principal Investigator in the course of research conducted at RI in the field of testing, detection, and/or measurement for diagnostic or predictive purposes in vascular or cardiac diseases (including, diagnostic devices or products for the measurement of the haptoglobin protein and/or DNA), and/or the therapeutic treatment of vascular or cardiac diseases.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.	The definition of “Field” in Section 1.9 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.9 “Field” shall mean any and all fields, including any and all diagnostic, therapeutic, prognostic, theranostic and/or screening assays.”

5.	(i) The parties agree that for the purposes of the Agreement, the Licensed Patents as of the Effective Date of the Second Addendum are listed in Exhibit A(1) hereto.

(ii) The definition of “Licensed Product” in Section 1,.14 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.14 “Licensed Product” shall mean: (i) any Diagnostic Product; and (ii) any Therapeutic Product.”

6.
A definition of “Diagnostic Product” shall be added to the Definitions section (Section 1) as set out below, and all references in the Agreement to Diagnostic Genetic Product and to Diagnostic Non-Genetic Product shall be deemed to refer to Diagnostic Product (as defined below), save for the reference to Diagnostic Genetic Product in Section 3.5 which shall remain unchanged:

“1.7A “Diagnostic Product” shall mean any product and/or service, other than a Therapeutic Product, fat use in any Field, the development, production, rendering, or sale of which includes the use of the Licensed Technology (or any part thereof) or which is otherwise covered by, or falls within the scope of, or which is produced, manufactured, or rendered (as the case may be) using a process or method covered by or falling within the scope of, any Valid Claim of any Licensed Patent.”

7.	The definition of “Therapeutic Product” in Section 1.33 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.33 “Therapeutic Product” shall mean any product solely for the treatment of any disease or condition in humans and/or animals, the development, production, rendering, or sale of which is covered by, or falls within the scope of, or which is produced, manufactured, or rendered (as the case may be) using a process or method covered by or falling within the scope of, any Valid Claim of any Licensed Patent.”

8.	Section 3.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“3.1 License Grant. BIORAP hereby grants to Alteon and its Affiliates during the Term, the following:

i)
an exclusive, worldwide, royalty bearing license, with the right to sublicense, in respect of and under the Licensed Technology; to research, develop, make, have made, use, sell, offer for sale, have sold and import Licensed Products; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

ii)
an exclusive, worldwide, royalty bearing license, with the right to sublicense, under the Licensed Patents filed in respect of the Basic Technology (or any portion thereof) after the Effective Date of the Agreement; to research, develop, make, have made, use, sell, offer for sale, have sold and import Licensed Products.”

9.
BIORAP represents and warrants that Biosite has no rights in and to the Licensed Technology and Basic Technology BIORAP undertakes that BIORAP will not license, assign, transfer, or give a right in or to; or enter any agreement with any third party for the exploitation and/or commercialization of the Basic Technology and the Licensed Patents filed in respect of the Basic Technology (or portion thereof) before the Effective Date of the Agreement in any country.

10.	The parties agree that the ARUP Agreement shall be deemed to be a “Sublicense” and ARUP shall be deemed to be a “Sublicensee” under the Agreement.

11.	Section 4.1 of the Agreement shall be deleted in its entity and replaced with the following:

“4.1A Research Funding. Alteon agrees to make research funding payments to BIORAP for a period of [********] commencing on [************] in the amount of [**********
**************************************************************************************
**************************************************************************************
*********************************************] for research performed at RI pursuant to the Research Plan and the terms of this Agreement.”

12.	Section 4.2 of the Agreement shall be deleted in its entirety and replaced with the following:

“Milestone Payments - Therapeutic Products. Alteon agrees to pay BioRap the following milestone payments (irrespective of whether or not there is any Sublicense):

[******] [******************************************************************************
***************************************************************]; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

[******] [*****************************************************************************
****************************************************************].”

13.	Section 4.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“Royalties on Sales of Therapeutic Products. Alteon agrees to pay BIORAP with respect to the Net Sales of each Therapeutic Product the following royalty:

i)	a royalty of [***********************************************************************************************************************];

ii)	a royalty of [****************************************************************************** ***************************************************************];

iii)	a royalty of [**************************************************** ************************* ****************************************************************];

iv)	a royalty of [**************************************************** ************************* ****************************************************************].”

14.
Alteon acknowledges that it is aware that the Principal Investigator, acting in collaboration with Kupat Holim Clalit, is conducting certain tests at RI using the Licensed Information (or part thereof) on patients diagnosed with diabetes (“the Test”). Alteon hereby authorises BIORAP to negotiate and finalize the terms and conditions of a license agreement with any third party in Israel solely for the use and commercialisation of the Test in Israel with no right to sublicense to any other party, which shall be executed by Alteon, as licensor, subject to Alteon’s review and approval of such terms and conditions which approval shall not be delayed or withheld unreasonably (“the Israeli Commercialization Agreement”). The parties agree that Alteon shall be entitled to negotiate and execute similar agreements with third parties in any other country in the world, (the Israeli Commercialization Agreement and such other agreements, collectively, “the Commercialization Agreements”), all subject to subparagraph (ii) of the amended Section 4.4 in paragraph 19 below. BIORAP agrees that Alteon shall be the exclusive licensee of any data, results, intellectual property that result from the Test.

15.
Alteon has submitted to BIORAP, for its approval, an initial Development Plan for the development and commercialization of the Diagnostic Products (including the Test). The said initial Development Plan, as approved by BIORAP is attached hereto marked Exhibit E. Within [********] of the Effective Date of the Second Addendum, Alteon shall submit a detailed Development Plan to BIORAP for its approval, not to be unreasonably withheld.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

For the purposes of the Agreement, “Development Plan” means a development plan specifying the activities and timetable necessary to develop [***************
*********************************************************************************************
*********************************************************************************************
***********************************************].

Alteon shall provide BIORAP with semi-annual written progress reports, commencing on [*******], of the development and commercialisation activities for the Licensed Product undertaken by Alteon pursuant to the Development Plan.

16.
The sections of Exhibit C entitled “Development Milestones for Therapeutic Products” and “Payment Milestones for Diagnostic Products”, respectively shall be deleted in their entirety and the following new section shall be added to Exhibit C:

“Development Milestones for Diagnostic Products (including the Test):

[*************************************************************************************
*]. Without derogating from any of Alteon’s obligations pursuant to Section 4, Alteon, at its sole option may extend the foregoing by [*************************************************************************************
**************************************************************************************
*].”

17.	The following new Section 4.4A shall be added before Section 4.4:

“Royalties on Sales of Diagnostic Products. Alteon shall pay BIORAP a royalty of [***************************************** ***********************************].”

18.	The following new Section 4.4B shall be added after Section 4.4A:

“Payment Milestone for Diagnostic Products:

Alteon shall pay BIORAP a minimum royalty of: [**************** *************************************************************************************
*************************************************************************************
**************************** commencing on [***************] and, thereafter on [*************
*********************************]. The amount of the [***************] payable by Alteon as aforesaid shall be [*************************** *************************************************************************************
***********] in respect of which Alteon shall have paid *****************].”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

19.	Section 4.4 of the Agreement shall be deleted in its entity and replaced with the following:

“Division of Receipts in respect of Diagnostic Products. Alteon shall pay BIORAP an amount equal to [******** **************************************************************************************
**************************************************************************************
**************************************************************************************
**************************************************************************************
**************************************************************************************
******************************************************].”

20.
Alteon shall pay BIORAP [************************************************************************
********************************************************************************************
********************************************************************************************
*******************************************] by no later than the date of expiry of a period of [***************************************************** ************] it being agreed that such payments are to be made for [**************

**************************************************] (as originally provided in Section 4.4 of the Agreement prior to the deletion thereof as set out in paragraph 19 above), [*************************************************************************] respectively, as provided in paragraph 19 above.

21.	In consideration for the payment to BIORAP of an amount of fifty thousand U S dollars ($50,000), by no later than 1 January 2008, Alteon shall have the following options:

(i) to pay BIORAP an amount of [**************************************** ********************************************************************************************
********************************************************************************************
********************************************************************************************
*************] such option to be exercised by Alteon by no later than the expiry of a period of ****************
********************************] by written notice to BIORAP together with payment to BIORAP of the said amount; and

(ii) to pay BIORAP an amount of [**************************************** ********************************************************************** *************************************************] such option to be exercised by Alteon by no later than the expiry of a period of [**********************
************************************] by written notice to BIORAP together with the payment to BIORAP of the said amount.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

22.	Section 5.2 of the Agreement shall be deleted in its entity.

23.	In Section 10.8, the address of Alteon for notice purposes shall be:

Alteon, Inc.
6 Campus Drive
Parsippany, New Jersey 07054
Telephone: 201 818 5500
Facsimile: 201 934 0090
Attention: Noah Berkowitz

With a copy to:

Pearl Cohen Zedek Latzer; LLP
1500 Broadway, 12th Floor
New York, New York 10036
Telephone: 646 878 0800
Facsimile: 646 878 0801
Attention: Mark Cohen

24.
Except for the changes and/or additions stated herein, all the other terms of the Agreement shall remain valid and bind the parties hereto without any change. In any case of a contradiction between the provisions of this Second Addendum and the provisions of the Agreement, the provisions of this Addendum shall prevail. This Addendum is incorporated into and made part of the Agreement.

IN WITNESS WHEREOF, the parties hereby sign this Second Addendum:

BIORAP TECHNOLOGIES LTD.	ALTEON, INC.

By: /s/ David Promof	By: /s/ Noah Berkowitz
Name: David Promof	Name: Noah Berkowitz
Title: CEO	Title: CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT A(1)

LICENSED PATENTS

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[**********]	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*******]	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*********]	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[******]	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]		[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]		[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	***************	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	***************	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[*********]	[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]		[********** *********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[*********** ************* ************ *******]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[************* ************** ************* **************** **************** *********** ****************** ***********]	[************ ********* ************ *** ************]	[**********]

[*********]	[*********]	[*********]	[************** ************* **************** **************** *********** ****************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[************** ***************** ********** ************** ************* ************* ***************]	[************ ********* ************ *** ************]	**********

[*********]	[*********]	[*********]	[************* ************** ************* **************** **************** *********** ****************** ***********]	[************ ********* ************ *** ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[**********]	[************* ************** ************* **************** **************** *********** ****************** ***********]	[************ ********* ************ *** ************]	**********

[*********]	[*********]	[**********]	[************* ************** ************* **************** **************** *********** ****************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*********]	[************* ************** ************* **************** **************** *********** ****************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*******]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[******]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[*********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************] ********* ************ *** ************	[*******]

[*********]	[*********]	[*************]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*******]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************] ********* ************ *** ************	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[******]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[******]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**************]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[*************]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[***********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[***********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[***************]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[***************]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

PCZL No.	Filing date	App. No.	Title	Applicant	Status
[*********]	[*********]	[**********]	[************ ************** *********** *************** ***************** ***************** ****************** ************ **************** ***********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**************]	[*************** ************* *****************]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[*************** ************* *****************]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**************]	[****************** **************** **************** **************** *********** ********]	[************ ********* ************ *** ************]	[*******]

[*********]	[*********]	[**********]	[****************** **************** **************** **************** *********** ********]	[************ ********* ************ *** ************]	[*******]

[**********]	[*********]	[*********]	[****************** **************** **************** **************** *********** ********]	[************ ********* ************ *** ************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

Exhibit D

Assignment Agreement

This Assignment Agreement (“the Assignment Agreement”) is made and entered into as of April 1, 2007, (“the Effective Date”) by and between BioRap Technologies Ltd., an Israeli corporation, located at 1 Efron Street, Haifa, Israel (“BioRap”) on its own behalf and on behalf of the Rappaport Family Institute for Research in the Medical Sciences (“RI”); and Alteon, Inc., a Delaware corporation, located at 6 Campus Drive, Parsippany, New Jersey 07054 (which is the successor in interest company of Haptoguard, Inc.), (“Alteon”).

WHEREAS BioRap and Associated Regional and University Pathologists Inc. doing business at ARUP Laboratories at the University of Utah, U.S.A. (“ARUP”) are parties to a License Agreement dated 15 June, 2004, a copy of which is attached marked Appendix A (“the ARUP License Agreement”); and

WHEREAS BioRap wishes to assign and transfer all its rights and obligations under ARUP License Agreement to Alteon and Alteon wishes to receive the assignment of BioRap’s rights and obligations as aforesaid, subject to the terms and conditions set forth herein,

NOW, THEREFORE, the Parties agree as follows:

1.	As of the Effective Date, BioRap hereby assigns all of its rights and obligations under ARUP License Agreement to Alteon.

2.
As of the Effective Date, Alteon hereby assumes and agrees to be bound by and fully perform all of the obligations of BioRap under the ARUP License Agreement, and shall take the benefit of all of BioRap’s rights under the ARUP License Agreement.

3.
It is agreed by the Parties, that pursuant to the Second Amendment to the License and Research Amendment between the parties effective as of July 12, 2004 (as amended on March 23, 2005) to be executed simultaneously herewith (“the Second Addendum”), the ARUP Agreement shall be deemed to be a “Sublicense” and ARUP shall be deemed to be a “Sublicensee” under the Agreement.

4.	This Assignment Agreement shall be governed for all purposes by the laws of the State of Israel, and the parties hereby submit to the exclusive jurisdiction of the competent courts of Tel Aviv-Jaffa.

5.
This Assignment Agreement together with the said License and Research Agreement between the parties (as amended on March 23, 2005 and by the Second Addendum), constitute the entire agreement between the parties hereto in respect of the subject matter hereof; and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

6.	This Assignment Agreement may be amended only by a written document signed by both parties hereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

IN WITNESS WHEREOF the parties have signed this Assignment Agreement as of the date set forth above.

BIORAP TECHNOLOGIES	ALTEON, INC.

By:	By:
Name: Title:	Name: Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

Exhibit E

Initial Development Plan

Dates	Milestones
[************]
• [*************************************** *************************************** *************************************** *******]
• [*************************************** *************************************** *************************************** *************************************** *******]
• [*************************************** ******************]

[************]	• [*************************************** ****************************************************]

[**********]	• [*************************************** ***************************]

[**********]	• [*****************************]

[**********]	• [*************************************** ***************************]

[************]	• [******************************************************************************** ****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.